QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 15, 2003

COMPUCREDIT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	333-45599 and 333-45611 (Commission File Number)	41-1783128 (IRS Employer Identification No.)
245 Perimeter Center Parkway, Suite 600, Atlanta, GA 30346 (Address of principal executive offices)

(770) 206-6200
(Registrant's telephone number, including area code)

COMPUCREDIT CORPORATION

Current Report on Form 8-K

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits

Ex. 99.1	Certificateholders' March 2003 Statement for CompuCredit Credit Card Master Note Business Trust Series 2000-Six
Ex. 99.2	Certificateholders' March 2003 Statement for CompuCredit Credit Card Master Note Business Trust Series 2001-One

Item 9. Regulation FD Disclosure.

        On April 15, 2003, CompuCredit Corporation released certain monthly securitzation data, which is attached hereto as Exhibits 99.1 and 99.2. This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUCREDIT CORPORATION.
By:	/s/ J.PAUL WHITEHEAD, III
Name:	J.Paul Whitehead, III
Title:	Treasurer and Secretary

Dated: April 15, 2003

QuickLinks

  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURE